U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 30, 2015

BIONITROGEN HOLDINGS CORP.
(Exact name of small business issuer as specified in its charter)

New Jersey

(State or other jurisdiction of incorporation)

333-06835	22-3061278
(Commission File Number)	(I.R.S. Employer Identification No.)

8300 NW 53rd Street, Suite 350, Doral, Florida 33166

(Address of principal executive offices)

(561) 600-9500

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "Registrant", "we", "us", "our" refer to BioNitrogen Holdings Corporation, a New Jersey corporation

Bankruptcy or Receivership, Triggering Events That Accelerate or Increase a Dire

Item 1.03. Bankruptcy or Receivership

On November 3, 2015, the Registrant and certain of our subsidiaries and affiliates, including, BIO-SNG Technologies International Corp., Bionitrogen Florida Holdings, LLC, Bionitrogen Plant FL Taylor, LLC, Bionitrogen Plant FL Hendry, LLC, Hendry BN Construction & Fertilizer Services, LLC and 4A Technologies, LLC (the "Debtors"), filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Florida (the "Bankruptcy Court"), and the filings therein, the ("Chapter 11 Filings"). The Debtors are seeking Bankruptcy Court authorization to jointly administer the Chapter 11 cases (the "Chapter 11 Cases") under the caption In re BioNitrogen Holdings Corp., et al. Case No. 15-29505-RAM (lead case). The Debtors will continue to manage their properties and operate their businesses under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

Item 2.04 Triggering Events that Accelerate or Increase Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The Debtors' Chapter 11 Filings described in Item 1.03 above constitute an event of default that accelerated obligations of the Debtors under the following:

Annon Consulting, Inc.

On January 26, 2015, Annon Consulting Inc. sued BioNitrogen Holdings, Corp., et. al. (the "BioNitrogen Companies") (Case No. 1580088-CIV-RYSKAMP/HOPKINS) to collect principal, interest and attorney fees on a loan Annon made to BioNitrogen Holdings Corp. for a principal amount of $845,000. The loan was guaranteed by the other BioNitrogen entities and secured by the Bio-SNG Technologies, including the patents and other collateral (the "Technologies"). On October 21, 2015, the Court entered a Final Default Judgment against the BioNitrogen Companies in the amount of $1,188,112 plus per diem interest of $741 for each day after April 15, 2015. The Court ordered the Company to assemble the Technologies, produce all documents concerning the Technologies, and enjoined the Company from disposing of the Technologies. The Court further provided Annon the right to dispose of the Technologies or other assets pledged to Annon as collateral for the loan.

The Debtors believe any efforts to enforce such payment obligations are automatically stayed as a result of the Chapter 11 Filings and the creditors' rights of enforcement in respect of the Debt Documents are subject to applicable provisions of the Bankruptcy Code.

2

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2015, James Simonton resigned as a member of our Board of Directors due to a conflict between a new position that he assumed and as a member of our Board of Directors. On October 30, 2015, Carlis "Chic" Sabinson resigned as a member of our Board of Directors due to personal reasons that have no relevance to our management or operations. On October 30, 2015 but effective as of October 19, 2015, Roger Imperial resigned as a member of our Board of Directors due to general disagreement with the manner in which the Registrant's executive and management decisions were made.

Item 7.01 Regulation FD Disclosure.

On November 4, 2015, the Registrant will issue a press release announcing that the Debtors filed voluntary petitions for relief under Chapter 11 of Title 11 of the Bankruptcy Code (attached hereto as Exhibit 99.1). The press release is incorporated into this Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release attached hereto is deemed to be "furnished" and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

The information contained in Item 7.01 of this Current Report on Form 8-K (including the Press Release) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information contained in Item 7.01 of this Current Report on Form 8-K (including the Press Release) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1	Press release dated November 4, 2015 issued by BioNitrogen Corporation.

3

Forward Looking Statements

This Current Report on Form 8-K contains "forward-looking statements." These statements about the Registrant's expectations, beliefs, plans, objectives, assumptions and future events are not statements of historical fact and reflect only the Registrant's current expectations regarding these matters. The Registrant's actual actions and results may differ materially from what is expressed or implied by these statements due to a variety of factors, including (i) the potential adverse impact of the Chapter 11 Filings on the Registrant's liquidity or results of operations, (ii) changes in the Registrant's ability to meet financial obligations during the Chapter 11 process or to maintain contracts that are critical to Registrant's operations, (iii) the availability of debtor in possession financing, (iv) the effect of the Chapter 11 Filings, the Registrant's relationships with third parties, regulatory authorities and employees, (v) proceedings that may be brought by third parties in connection with the Chapter 11 process, (vi) the Bankruptcy Court approval or other conditions or termination events in connection with the proceedings, (vii) the increased administrative costs related to the Chapter 11 process; and (viii) the Registrant's ability to maintain adequate liquidity to fund operations during the Chapter 11 process and thereafter. Forward-looking statements in this Current Report on Form 8-K speak only as of the date on which they are made and the Registrant undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioNitrogen Holdings Corp.

Date: November 4, 2015	By:	/s/ Carlos A. Contreras, Sr.
Carlos A. Contreras, Sr.
Chief Executive Officer

5